                                 PROXY STATEMENT
                            PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12


                                   iRV, INC.
                (Name of Registrant as Specified In its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0- 11.

(1) Title of each class of securities to which transaction applies: Common Stock; Preferred Stock
(2) Aggregate number of securities to which transaction applies: Common
    Stock: Not Applicable
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
(4) Proposed maximum aggregate value of transaction: Not Applicable
(5) Total fee paid: None

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________.
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party: ______________________________.
(4) Date Filed: ________________________________.

                                DEFINITIVE PROXY
                                    iRV, INC.
                            1000-885 Dunsmuir Street
                              Vancouver, BC V6C 1N5
                                September 4, 2002


To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of iRV, INC. (the "Company") to be held at 10:00 a.m., local time, on September 24, 2002 at our offices, 1000-885 Dunsmuir Street, Vancouver, BC V6C 1N5.

This Special Meeting of Shareholders will also serve as the annual meeting of shareholders for 2001. You will also be asked to consider four important proposals. The first would amend the Company's Articles of Incorporation to change the name of the Company to "Scarab Systems,Inc." The second would reverse our issued and outstanding common shares on a one-for-ten basis. Thirdly, we plan to re-elect the two directors who became directors as a result of our recent acquisition of Scarab Systems, Inc., the Nevada corporation. Finally, we plan to approve our auditors.

After careful consideration, your Board of Directors has unanimously recommended approval of the proposed name change, the reverse split of issued and outstanding common shares, the reelection of the two nominees to the Company's Board of Directors, and the approval of our auditors. The accompanying Proxy Statement provides detailed discussion of each of these issues.

Whether or not you plan to attend this Special Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Special Meeting, you may vote your shares in person even if you have previously submitted a proxy. EVERY VOTE IS IMPORTANT.


Sincerely yours,



/S/ THOMAS E. MILLS
THOMAS E. MILLS, President
                                    iRV, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 24, 2002

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of iRV, INC., a Colorado corporation (the "Company") will be held on Tuesday, September 24, 2002 at 10:00 a.m., local time, at our offices, 1000-885 Dunsmuir Street, Vancouver, BC V6C 1N5, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "Scarab Systems, Inc."

2. To authorize and approve a one-for-ten reverse split of the issued and outstanding common shares of the Company.

3. To re-elect two members to the Board of Directors of Company.

4. To ratify the selection of Moore Stephens Ellis Foster Ltd., Chartered Accountants, as the Company's independent accountants for the fiscal year ending March 31, 2003.

5. To consider and vote upon such other matters as may properly be presented for action at the meeting or any adjournment of the meeting.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on August 30, 2002 will be entitled to vote. Every vote is important. All shareholders of the Company, without regard to whether they expect to attend the Special Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prior to the actual voting of a proxy, IT MAY BE REVOKED by the person executing such proxy at any time prior to its exercise, by delivering written notice of revocation to the Company's Secretary, by delivering a duly executed proxy bearing a later date or BY VOTING IN PERSON AT THE SPECIAL MEETING.

By Order of the Board of Directors,


/S/ THOMAS E. MILLS
Thomas E. Mills, President


SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICE AS TO EACH OF THE MATTERS TO BE ACTED UPON, AND TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION.

                                    iRV, INC.
                            1000-885 Dunsmuir Street
                              Vancouver, BC V6C 1N5
                              -------------------

                                 PROXY STATEMENT
                              -------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    iRV, INC.

                         TO BE HELD SEPTEMBER 24, 2002


The enclosed Proxy is solicited by and on behalf of the Board of Directors of IRV, INC. for use at the Special Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, September 24, 2002, at our offices, 1000-885 Dunsmuir Street, Vancouver, BC V6C 1N5. References in this document to "us," "we," or "the Company" refer to iRV, INC., its predecessor and its subsidiaries.

This Proxy Statement and the accompanying Form of Proxy will be mailed to registered holders of our Common Stock on September 4, 2002. Some of our officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, if necessary or desirable.

Shareholders who execute Proxies for the Special Meeting may revoke their Proxies at any time prior to their exercise, by delivering written notice of revocation to our Secretary, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions contained in such Proxy. Executed Proxies that contain no instructions will be voted: (1) FOR approval of an amendment to our Articles of Incorporation to change our name to "Scarab Systems, Inc."; (2) FOR the authorization and approval of a one-for-ten reverse split of our issued and outstanding common shares; (3) FOR the re-election of two directors to our Board of Directors; (4) FOR ratification of the selection of Moore Stephens Ellis Foster Ltd., Chartered Accountants, as our independent accountants for the fiscal year ending March 31, 2003; and, (5) in the discretion of the person or persons voting the Proxy on behalf of our Board of Directors with respect to such other matters as may properly come before the meeting.

The cost of the Special Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by us.

VOTING RIGHTS AND VOTE REQUIRED

Only shareholders of record at the close of business on August 30, 2002 will be entitled to vote at the Special Meeting. As of August 30, 2002, there were 99,999,903 shares of our Common Stock and no shares of our Preferred Stock issued and outstanding. Each issued share of our Common Stock entitles its record owner to one vote on each matter to be voted upon at the Special Meeting.

The presence in person or by proxy of the holders of a majority of our issued and outstanding capital stock which are entitled to be voted at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is present, ratification and approval of any and all amendments to our Articles of Incorporation will require the affirmative vote of a majority of our issued and outstanding shares. Otherwise, a majority of the shares represented at the meeting will be required for each remaining issue to be voted upon at the Special Meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Information as to the name, address and holdings of each person known by us to be the beneficial owner of more than 5% of our common stock as of August 30, 2002, is set forth below. Beneficial ownership of common stock has been determined for purposes of this table according to Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934. Under this rule, a person is, in general, deemed to be the beneficial owner of a security if the person has or shares voting power or investment power of such security or has the right to acquire beneficial ownership of the security within sixty (60) days.

As of August 30, 2002, we had a total of 99,999,903 shares issued and outstanding.

NAME AND ADDRESS               AMOUNT AND NATURE OF               PERCENT
OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP (1)(2)        CLASS

Thomas E. Mills                       2,000,000                     2%
1000-885 Dunsmuir Street
Vancouver, B.C. V6C 1N5

Lou Hilford                           2,000,000                     2%
7866 Vivian Street
Vancouver, B.C. V5S 2V9

John Allen                            1,000,000                     1%
1000-885 Dunsmuir Street
Vancouver, B.C. V6C 1N5

Gian-Carlo Perroni                    5,400,000                   5.4%
1125 Lenora Road
Bowen Island, BC V0N 1G0

Steven K. Parker                     17,055,000                 17.05%
Lauriston House
Suite 101
Lower Colleymore Rock
St Michael, Barbados

All Officers and Directors            5,000,000                     5%
as a Group
(three persons)

(1) All ownership is beneficial and on record, unless indicated otherwise.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

CHANGE OF THE NAME OF THE COMPANY

We want to change our name to Scarab Systems, Inc. We have changed the focus of our operations by acquiring Scarab Systems, Inc., a Nevada corporation. The Nevada corporation is now our subsidiary and provides marketing and payment solution services with applications in e-commerce and point-of-sale purchasing. This includes the distribution of the rechargeable stored value card-based payments systems. We believe that the name change will better emphasize the relationship to our operational entity. This resolution requires the affirmative vote of a majority of the issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

AUTHORIZATION AND APPROVAL OF REVERSE SPLIT

As a part of the acquisition of Scarab Systems, Inc., the Nevada company, we agreed in the Agreement and Plan of Reorganization to bring the issue of a one-for-ten reverse split of our issued and outstanding common shares to a vote of our shareholders. Fractional shares will be rounded up to the next whole number. The number of authorized shares will not be changed.

This reverse split is an important condition for the completion of our acquisition of Scarab Systems, Inc., the Nevada corporation. Given the value which has been put into the Company, we believe that the reallocation of the ownership interests, which will take place as a result of the reverse split, is fair. This resolution requires the affirmative vote of a majority of our issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

ELECTION OF DIRECTORS

At the present time, our Board of Directors consists of two members, each of whom are nominees for re-election to the Board of Directors at the Special Meeting.

If elected, each nominee for the Board of Directors will serve until the next annual meeting of shareholders or until his successor has been duly elected and qualified, unless for some reason he should resign or be removed prior to such time.

A shareholder using the enclosed form of Proxy may vote for all or any of the nominees for election as directors set forth on the Proxy, or withhold voting authority for all or any of such nominees. In the event any nominee shall be unable or unwilling to serve as a director, proxies will be voted for such substitute nominees, if any, as shall be designated by the Board of Directors. Our management has no reason to believe that any nominee will be unable or unwilling to serve as a director.

The following table sets forth the list of our present officers and directors, including the name and age of each director nominee, the year in which he became a director and his current position with us. Each of the nominees appearing below is presently serving as a director.

NAME                   AGE         YEAR BECAME              POSITION
                                   DIRECTOR                IN COMPANY

Thomas E. Mills        34            2002             President, Chief Executive
                                                      Officer and Director

Lou Hilford            57            2002             Chief Operations Officer &
                                                      Director

John Allen             36       not applicable        Chief Financial Officer,
                                                      Chief Information Officer
                                                      and Secretary

The following descriptions set forth a brief account of the business experience of each of the nominees for director of the Company:

Thomas E. Mills. Mr. Mills has been President and CEO of Scarab Systems, Inc., the Nevada corporation, since its inception in 2001. He obtained his Bachelor of Arts from the University of Waterloo in 1992, with an emphasis on management and organizational behavior. In 1996, Mr. Mills earned a Bachelor of Laws degree from the University of British Columbia. He was subsequently called to the Bar of British Columbia in 1997 and remains a practicing member.

Mr. Mills' work experience outside the practice of law includes two years a human resources manager at the head office of a major international chemical corporation.

Lou Hilford. For the past several years, Mr. Hilford has been President and CEO of a full service North American gaming consulting company, he has specialized in casino, bingo and card room design and marketing, government relations and gaming legislation, tribal/first nations gaming and the horse racing industry. Prior to starting his own consulting business, he worked with Cadbury's of Canada to develop their first fundraising program. He next assisted a California company, Business and Industry Consultants of San Francisco, to pioneer the use of facsimile transmission for business. His efforts with Harlan Fairbanks, a western Canada leader in the sales, manufacture and distributing of confectionery products led to tripling of their revenue in 18 months.

Mr. Hilford has served as an officer of public and private companies such as Network Gaming International of Vancouver and Jester Games International of Las Vegas, Nevada. His success has led to a number of public speaking engagements at world gaming conferences throughout North America.

Some of Mr. Hilford's most recent projects include the design and development of high speed linked and networked bingo for the brick and mortar gaming industry, game and market analysis for internet casinos. He helped to create the British Columbia Association for Charitable Gaming, and the B.C. Association for Problem Gambling.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires our officers and directors and persons owning more than ten percent of our Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in its Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section. All filing requirements were satisfied by our Officers, Directors, and greater than ten percent shareholders.

EXECUTIVE COMPENSATION

The following tabular information includes all plan and non-plan compensation paid to our former president and to all other former executive officers whose total annual salary and bonus is $100,000 or more for the fiscal years indicated.

                                                         TABLE 1
                                                SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation
                                       -------------------------------- ------------------------------------
                                             Annual Compensation                Awards           Payouts
                                       -------------------------------- ------------------------ ----------- ------------
                                                             Other                                               All
                                                             Annual      Restricted                             Other
                                                             Compen-        Stock       Options      LTIP       Compen-
Name and Principal Position     Year    Salary    Bonus      sation        Awards       / SARs     Payouts      sation
------------------------------ ------- --------- -------- ------------- ------------- ---------- ----------- ------------
Clifford C. Thygesen,           2002     -0-       -0-        -0-            200,000     -0-        -0-          -0-
  Interim President

John Deufel, Chief              2001     63,000    -0-        ________       100,000     50,000     -0-         $117,000
  Executive Officer and
  President of the
  Company and its
  subsidiaries until April,
  2000

No executive officer received greater than $100,000 in salary during the fiscal year ended March 31, 2002.

The Board of Directors received no cash compensation during the fiscal year ended March 31, 2002. However, former Directors Dr. Robert Scott, Mr. Clifford Thygesen, and Mr. Clifford L. Neuman (while he served on the Board), each received 50,000 stock options at $0.12 in December 2000 and January 2001. These options are exercisable for three years from the date of issuance.

2000 Equity Incentive Plan

In February 2000, the Board of Directors authorized, and in March 2000, our stockholders approved, the 2000 Equity Incentive Plan for our executive and other employees, plus a limited number of outside consultants and advisors. Under the Equity Incentive Plan, our employees, outside consultants and advisors may receive awards of non-qualified options and incentive options, stock appreciation rights or restricted stock. A maximum of 3,000,000 shares of our common stock are subject to the Equity Incentive Plan. As of the date of this Memorandum, no stock appreciation rights or restricted stock has been granted under the Equity Incentive Plan, and options to purchase 300,000 shares of our common stock have been granted, including options to purchase 150,000 shares which have been granted to our non-employee directors. To date, no restricted shares have been issued pursuant to the Plan. The purpose of the Equity Incentive Plan is to provide employees, including our officers and employee directors, and non-employee consultants and advisors, with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join their interests with the interests of our shareholders, and to facilitate attracting and retaining employees of exceptional ability.

The Equity Incentive Plan may be administered by the Board, or in the Board's sole discretion by the Compensation Committee of the Board or such other committee as may be specified by the Board to perform the functions and duties of the Committee under the Equity Incentive Plan. Subject to the provisions of the Equity Incentive Plan, the Committee and the Board shall determine, from those eligible to be participants in the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock option, stock appreciation rights and restricted stock.

Under the Equity Incentive Plan, with the change of control which recently occurred, all outstanding and unexercised options granted to our key employees, officers, directors and consultants became immediately vested and exercisable.

Board Committees

The Board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board. The board has established the following committees.

Audit Committee

The audit committee currently has no director members. The Board of Directors has determined that the members of the audit committee should be "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

The audit committee met on one occasion during fiscal 2000. The committee is responsible for accounting and internal control matters. The audit committee:

         - reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;

         -        reviews significant accounting matters;

         - approves the audited financial statements prior to public distribution;

         - approves any significant changes in accounting principles or financial reporting practices;

         -        reviews independent auditor services; and

         - recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet on all of the independent accountants, controller or internal auditor whenever a special situation arises.

                            Report of Audit Committee

In connection with the preparation of the annual report on Form 10-KSB of iRV, Inc., the audit committee certified that it has:

         - reviewed and discussed the audited financial statements with management;

         - discussed with the Company's independent auditors the matters required to be discussed by the Statements of Auditing Standards 61;

         - received the written disclosures and the letter from the independent accountants required by the Independent Standards Board Standard No. 1, and has discussed with the independent accountant the independent account's independence; and

         - based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10KSB.

                           The former Audit Committee

                              Dr. Robert A. Scott
                              Mr. Clifford Thygesen

Compensation Advisory Committee

The compensation advisory committee currently has no member directors. This committee recommends to the Board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

         -        administers our compensation plans for the same executives;

         -        determines equity compensation for all employees;

         - reviews and approves the cash compensation and bonus objectives for the executive officers; and

         - reviews various matters relating to employee compensation and benefits

     Board Compensation Advisory Committee Report on Executive Compensation

The compensation advisory committee of the board of directors consisted of two directors, Dr. Scott and Mr. Thygesen. The committee has the responsibility to recommend to the board guidelines for administrating our stock compensation program, and the compensation for our executive officers. The primary function of the committee is to ensure our compensation program is consistent with our values and aligned with the business strategy and goals.

The committee believes the compensation levels of our executives, who provide leadership and strategic direction, should consist of (1) base salaries that are, at a minimum, commensurate with executives of other comparable public companies and (2) periodic cash bonuses based on the achievement of specific objectives. These objectives are usually tied to a percentage of our profitability. The chief financial officer's cash bonus is at the discretion of the board and, if awarded, will be a percentage of the executive's base salary.

The committee also believes it should provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in our common stock price. Incentive or non-qualified stock options are granted upon appoint of the executive as an inducement for employment. Additional incentive or non-qualified stock options are granted to the executive if specific goals are achieved.

Each of our executive officers are also eligible to participate in our benefit plans offered to all employees.

                   The former Compensation Advisory Committee

                              Dr. Robert A. Scott
                              Mr. Clifford Thygesen

Certain Relationships and Related Transactions

Through fiscal year 2001 The Rockies Fund, a business development company, as defined by the SEC Act of 1940, loaned iRV, Inc. approximately $445,000, including interest. This amount was converted into Class A Preferred Stock in December 2000. The debt was exchanged for 100,000 shares of preferred stock that was converted into 666,666 shares of common stock. In addition The Rockies Fund deposited $100,000 in a CD at Vectra Bank, Colorado Springs, CO to obtain a Letter of Credit on iRV's behalf. The Letter of Credit was necessary for iRV, Inc.'s wholly owned subsidiary, iRV - Knoxville, Inc. to obtain wholesale floor financing. That Letter of Credit was called and paid in full due to the Company's default under its floor plan financing. In October 2001, in recognition of all of the Company's indebtedness to The Rockies Fund, Inc., the Company agreed to issue to The Rockies Fund a promissory note in the amount of $180,000. The Rockies Fund assigned a portion of its interest in that note to third parties. The Rockies Fund then converted its interest in that note into 500,000 shares of common stock.

Clifford L. Neuman, a former member of the Board of Directors, as well as iRV's legal counsel loaned iRV, Inc. $55,000. This money was used in the employment separation agreement between iRV, Inc. and John Deufel. The company only repaid $25,000 of this loan. Mr. Neuman converted the remaining $30,000 due and its associated interest into 21,200 shares of Class A Preferred Convertible Stock in December 2000. Mr. Neuman, in a private transaction, sold the preferred stock prior to the end of December 2000. In January of 2001 Mr. Neuman's law firm, Neuman & Drennen, converted the unpaid portion, approximately $71,434, of its legal bill into 595,286 shares of restricted common stock.

Mr. Thygesen has provided services as Interim President of iRV and Mr. Jennings has provided services as Chief Financial Officer of iRV through their management company, Gunpark Management, LLC. In compensation for those services, the Company issued to Gunpark Management 400,000 shares of restricted common stock in 2001.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have appointed independent public accountants Moore Stephens Ellis Foster Ltd., Chartered Accountants for the fiscal year ended March 31, 2003. This appointment will be submitted to the shareholders for ratification at the Meeting.

The submission of the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants, is not required by law or the bylaws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the meeting. The Board of Directors recommends a vote FOR the resolution.

ACCOUNTANT'S FEES

Gerald R. Hendricks & Co., P.C., CPA's billed us the following fees for the fiscal year ended March 31, 2002:

         Audit Fees:                                 $12,000

         Financial Information Systems
         Design and Implementation Fees:             $0

         All Other Fees:                             $0

Our Board of Directors determined that Gerald R. Hendricks & Co., P.C., CPA's provision for non-audit services is compatible with maintaining Gerald R. Hendricks & Co., P.C., CPA's independence.

OTHER MATTERS

As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

By Order of the Board of Directors,



/S/ THOMAS E. MILLS
--------------------------
Thomas E. Mills, President

Vancouver, B.C.

September 4, 2002

SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, TO WHICH POSTAGE HAS BEEN AFFIXED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND TO AVOID ADDITIONAL COMPANY EXPENSES FOR SOLICITATION.



                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    iRV, INC.

                         TO BE HELD SEPTEMBER 24, 2002

                                   ---------

                                      PROXY

                                   ---------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of IRV, INC. hereby constitutes and appoints Thomas E. Mills and Lou Hilford or either of them, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the Common Shares of iRV, INC. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on September 24, 2002, and at any and all adjournments of such meeting, with respect to the matters set forth below and described in the Notice of Special Meeting dated September 4, 2002 and accompanying Proxy Statement, receipt of which is acknowledged.

To approve an amendment to the Articles of Incorporation to change the name of the Company to "Scarab Systems, Inc."

FOR                        AGAINST                   ABSTAIN

To authorize and approve a one-for-ten reverse split of the issued and outstanding common shares of the Company.

FOR                        AGAINST                       ABSTAIN

To elect Directors: (two directors to be elected)

Thomas E. Mills       FOR               AGAINST             ABSTAIN

Lou Hilford           FOR               AGAINST             ABSTAIN


To ratify the selection of Moore Stephens Ellis Foster Ltd., Chartered Accountants as the Company's independent accountants for the fiscal year ending March 31, 2003.

FOR                        AGAINST                       ABSTAIN

In their discretion, the persons appointed as proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments of the Special Meeting.

FOR                        AGAINST                       ABSTAIN

This proxy, when properly executed, will be voted in the manner directed above by the undersigned shareholders. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS, AND THE PERSONS NAMED AS PROXIES WILL EXERCISE THEIR DISCRETION WITH RESPECT TO ACTION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

Please mark, date, and sign exactly as you name appears on your share certificate representing shares of common stock of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or capacity. If a corporation, please type the full corporate name and sign by the president or other authorized officer. If a partnership, please type the full partnership name and sign by an authorized person.

Dated:______________                __________________________________
                                    Signature



Dated:______________                __________________________________
                                    Signature if held jointly



Number of Shares Owned: ________________________